Basis of Presentation and Going Concern	12 Months Ended
Dec. 31, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Basis of Presentation and Going Concern
2)	Basis of Presentation and Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company incurred significant losses and negative cash flows from operations since its inception in July 2012 and has an accumulated deficiency of $1,233,449 as of December 31, 2012. Cash used in operating activities during the period from July 5, 2012 (date of inception) to December 31, 2012 totaled $5,028 and the Company has a working capital deficiency of $1,233,449 as of December 31, 2012. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The Company has financed its activities to date through the private placement of equity securities. Since inception, it has dedicated most of its cash resources to general and administrative expenses.

The Company’s ability to continue those activities is dependent upon its ability to raise additional equity, secure debt financing, and/or generate revenue.

The Company can give no assurance that such financing will be available on acceptable terms or at all, or that it can generate revenue. Should the Company not be successful in obtaining the necessary financing or generating revenue to fund its operations, the Company would need to curtail or cease its operational activities. The accompanying financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.